UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22742

(Investment Company Act File Number)

Principal Real Estate Income Fund

(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1000

Denver, CO 80203

(Address of Principal Executive Offices)

Brendan Hamill

Principal Real Estate Income Fund

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and Address of Agent for Service)

(303) 623-2577

(Registrant’s Telephone Number)

Date of Fiscal Year End: October 31

Date of Reporting Period: April 30, 2022

Item 1.	Reports to Stockholders.

(a)

Principal®

Principal Real Estate Income Fund (PGZ)

SEMI-ANNUAL REPORT

APRIL 30, 2022

Section 19(b) disclosure

April 30, 2022 (Unaudited)

The Principal Real Estate Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with the Fund’s investment objectives and policies, to support a level monthly distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund distributed between $0.0875-$0.10 per share on a monthly basis during the six months ended April 30, 2022.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Effective November 2021, the monthly distribution rate was changed to $0.0875 per share. Effective February 2022, the monthly distribution rate was changed to $0.10 per share. Effective May 2022, the monthly distribution rate was changed to $0.105 per share. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with the Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan at any time without prior notice if it deems such action to be in the best interest of either the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Please refer to the Additional Information section in this shareholder report for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Principal Real Estate Income Fund’s website; www.principalcef.com.

Table of contents

Performance Overview	2
Statement of Investments	10
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	23
Dividend Reinvestment Plan	34
Additional Information
Portfolio holdings	36
Proxy voting	36
Section 19(a) notices	36
Stockholder meeting results	37
Unaudited tax information	37
Licensing agreement	38
Custodian and transfer agent	38
Legal counsel	38
Independent registered public accounting firm	38
Privacy Policy	39

www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

April 30, 2022 (Unaudited)

PERFORMANCE OVERVIEW

Principal Real Estate Income Fund (“PGZ” or the “Fund”) was launched June 25, 2013. As of April 30, 2022 the Fund was 62.46% allocated to commercial mortgage backed securities (“CMBS”) and 36.38% in U.S. and International real estate securities, primarily real estate investment trusts (“REITs”). For the 6-month period ended April 30, 2022, the Fund delivered a net return, at market price, of -3.41%, assuming dividends are reinvested back into the Fund, based on the closing share price of $14.41 on April 30, 2022. This compares to the return of the S&P 500® Index, over the same time-period, of -9.66% assuming dividends are reinvested into the index. This also compares to the return of the Bloomberg U.S. Aggregate Bond Index of -9.47%.

The April 30, 2022 closing market price of $14.41 represented a 11.43% discount to the Fund's Net Asset Value (“NAV”). This compares to an average 3.19% discount for equity real estate closed-end funds and a 1.14% discount for mortgage-backed securities closed-end funds (source: Bloomberg).

Based on NAV, the Fund returned -4.95%, including dividends, for the 6-month period ended April 30, 2022. The themes that dominated the market during this period were continued supply chain challenges, persistent inflation, the actual and expected response from the Fed to fight inflation and Russia invading Ukraine at the end of February. Inflation was already becoming a major issue for consumers in the U.S. heading into the period, but the Russian invasion added higher oil and gasoline prices to the list of concerns. The pressures of rising wages and prices resulted in core inflation increasing at the highest rate in 30 years at the end of period. This puts inflation expectations and the Fed’s response to those expectations as the theme that will dominate the outlook for the next six to twelve months. The market responses to these events were interest rates being driven higher by 150bps to a peak of 2.94% to end the period, CMBS credit spreads gapping wider and a strong sell-off in REIT prices. Volatility trended higher reflecting the pessimism that came into the market. During the period, the VIX averaged 23 with a spike to 36 early March. While volatility did see several spikes after that, the magnitude of subsequent spikes trended higher through the end of the period.

Commercial real estate, including CMBS, was one of the asset classes most impacted by the economic shut down associated with the nation’s response to COVID-19 and most impacted by the distribution of multiple vaccines that helped drive the re-opening of the economy. Hotel and retail properties that were basically shut down due to COVID-19 and have since reopened have benefited the most from the resumption of leisure and business travel and consumers back out shopping. These were the property types that were most under stress with CMBS loan delinquencies peaking in July 2020 at 25% for hotels and 15% for retail. As of March 31, 2022, delinquencies on hotels and retail were 10% and 7% respectively. CMBS delinquencies have been trending lower as borrowers who were granted forbearance by the special servicers to get them to the other side of COVID-19 have brought loans current and the most distressed loans have started to be liquidated through foreclosure. The pace of new defaults has slowed materially, as well, as borrowers who were able to make it through the crisis were in a better position with the re-opening of the economy starting sooner than expected. This positive change in fundamental performance and market sentiment over the past 12 months is now being overshadowed by negative market sentiment on the outlook for the economy.

Despite volatility in equity markets due to inflation concerns, sharply higher bond yields, more hawkish than anticipated central bank rhetoric, geopolitical conflict, and recession fears, global REITs have held up relatively well, exhibiting more resilience versus general equities. Among real estate stocks, value has generally outperformed more defensive growth sectors. Thus, by style, higher yielding, higher leveraged, and higher volatility stocks outperformed. Asia was the best regional performer given the larger preponderance of outperforming value stocks, such as property developers. Europe was the worst performer, hurt by the outbreak of conflict in the Ukraine and currency headwinds. In the Americas, REITs ended modestly lower despite a sharp increase in interest rates as economic conditions remained favorable and continued to feature robust labor markets and strength in retail sales. Hotels and student housing were the only sectors to end with positive returns, while more defensive residential, industrial, data centers, and self-storage lagged.

2	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

April 30, 2022 (Unaudited)

CMBS

The CMBS holdings within the Fund returned -0.98% for the 6 months ended April 30, 2022. The main driver of returns for the period was wider AAA CMBS spreads, steepening of the credit curve, material increases in interest rates and the shorter duration and higher yield profile of the portfolio. Credit spreads came under pressure as economic growth concerns and recession fears started to rise when the Fed started signaling an aggressive stance on fighting record inflation levels. Bond fund outflows also pressured credit spreads as selling overwhelmed demand. The uncertainty around how different markets and property types would recover from the pandemic has now been replaced with the uncertainty on how markets and property types might be impacted by a recession. This change has brought concerns about systematic risk back into the market which is driving loss expectations and credit spreads higher.

For the 6-month period ending April 30, 2022, AAA spreads widened 35-40bps, AA spreads widened 60-65bps, A spreads widened 70-75bps, BBB- spreads widened 150-155bps and BB spreads tightened over 200bps in response to the change in market sentiment, higher interest rates and limited new issue supply. CMBS delinquencies peaked July 2020 at just over 9.3% and has since improved every month since, ending the period at 4.1% driven by the continued recovery of commercial real estate fundamentals post the pandemic. Even with the move wider in CMBS spreads, investment grade spreads remain tight of the wide levels set in the 2nd quarter of 2020 reflecting the fact that the range of loan level loss expectations are lower than the period following the start of the pandemic. The direction of spreads does indicate a higher probability that the Fed’s response to inflation will result in a recession in the U.S.

The performance of the CMBS holdings within the Fund reflects this turnaround in market sentiment from the optimistic outlook for real estate after recovering from the impact of the pandemic on demand for space. Commercial real estate is at an interesting crossroad after a strong recovery from the pandemic and ahead of a potential slowdown in the economy and recession. Questions around the longer-term impact of work-from-home on the demand for office space is also starting to impact investor sentiment. The near-term direction of CMBS prices is going to be driven by broader risk sentiment as the Fed looks to walk the thin line between slowing down the economy to fight inflation and pushing the economy into a recession. This fear of recession is expected to overshadow the strong improvement in real estate fundamentals during the period which potentially won’t be fully appreciated until the current rate cycle plays out.

Semi-Annual Report | April 30, 2022	3

Principal Real Estate Income Fund	Performance Overview

April 30, 2022 (Unaudited)

GLOBAL REAL ESTATE SECURITIES

The global real estate securities holdings within the fund returned approximately -6.5%, during the trailing six months ending April 30, 2022.

On an absolute basis, our portfolio’s exposure to underperforming defensive sectors such as U.S. apartments (Essex Property Trust) and global industrial (Industrial Logistics Properties Trust, Plymouth Industrial REIT, Prologis, and SEGRO), detracted from total returns. Our exposure in China (Sunac Services) was another detractor on continued China growth and geopolitical concerns due to rising default risks among developers and slowdown in property sales. A preference for outperforming gaming REITs (VICI Properties and MGM Growth Properties) within U.S. net lease was a top contributor to total returns. Exposure to senior housing and skilled nursing REITs in U.S. healthcare (Ventas and Sabra Healthcare REIT) was also contributed, as these stocks benefited from signals of occupancy rebound and better than expected earnings reports.

Energy shortages and supply chain bottlenecks are raising concerns over inflation persistence. This is forcing the hand of central bankers’ hands around the world to taper or embark on rate hikes even as uncertainties remain over the spread of the Omicron COVID variant and markets grapple with the fallout from Russia’s invasion of Ukraine. The government-induced slowdown in the Chinese economy due to the broad regulatory crackdown and policy tightening towards the property sector is an additional uncertainty. Despite these challenges, economic data, although decelerating, remains fairly robust with the U.S. consumer still holding up quite well. As such, the focus of central bankers is likely to remain on taming inflation for now, exacerbating concerns that monetary tightening will squelch the already slowing economy. Concerns over the trajectory of rate hikes and quantitative tightening coupled with uncertainty over the growth outlook, geo-political risks and margin pressures from inflation are likely to mean more volatility for equity markets in the months ahead.

The factors pushing up inflation are a mix of both transitory and structural ones. The transitory factors include the supply chain bottlenecks sparked by COVID-19 related lockdowns and travel restrictions, as well as the pull forward of demand for goods driven by work from home. The structural factors are the supply side tightness in commodities as a result of the transition to green energy as well as wage pressures from reduced labor mobility due to rising geopolitical tensions driving a push for supply chain self-sufficiency within countries. While the structural forces will linger, we expect the transitory inflationary forces to abate somewhat as the reopening trajectory around the world continues on the back of higher vaccination rates, medical advancements, and greater herd immunity. The switch of demand away from goods to services as economies reopen and pent up demand asserts itself should also help. As we move into the second half of 2022, the low inflationary base from last year will be behind us, making comps easier and we would expect to see inflation decline on a year-on-year basis.

With the market now pricing in the equivalent of seven 25 bps rate hikes over the remaining five Fed meetings for this year, it would seem as if a significant tightening of financial conditions has already been imputed. It is thus possible that the market may have turned overly hawkish on rate hikes in the short term, especially if inflation starts to moderate on a year-on-year basis and growth concerns continue to skew risk sentiment to the defensive. This could provide some support to rate sensitive stocks that have lagged year to date. Beyond this, the outlook for long term interest rates and physical property will depend on where inflation eventually settles, as well as how economies weather this concerted round of monetary tightening. While we expect inflation to moderate year on year, we do think it will stabilize at levels higher than historical trend because of some of the structural factors discussed earlier.

4	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

April 30, 2022 (Unaudited)

Under a base case scenario of above trend inflation accompanied by solid growth, physical property should function well as an inflation hedge, which is well supported by historical precedent. Not only do rents and occupancies rise with growth, but inflation also increases the replacement costs of property assets and hence property values. This should allow property stocks to tolerate the rise in interest rates and the accompanying Fed quantitative tightening well. Clearly, there are a range of uncertainties that could change this outcome, not least the conflict in Ukraine further exacerbating the tightness in commodity supply and driving prices higher, creating upside risks to inflation and potential downside risks for growth. An unrelentless pace of central bank rate hikes to ward off inflation is the other key risk especially if growth is already challenged. This stagflationary scenario would negatively impact not just property stocks but broader risk assets.

The Fund intends to make regular monthly distributions to stockholders at a constant and fixed (but not guaranteed) rate. The Board of Trustees approve the distribution and may adjust it from time to time. The monthly distribution amount paid from November 1, 2021 to January 31, 2022 was $0.0875 per share. The Fund paid $0.010 per share monthly between February 1, 2022 and April 30, 2022.

At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income. There is no guarantee that the Fund's current distribution policy will reduce or eliminate the Fund's market price discount to its net asset value per share and the Fund's trustees have no fiduciary duty to take action, or to consider taking any action, to narrow any such discount. The distribution policy may be changed or discontinued without notice.

References:

The Premium/Discount is the amount (stated in dollars or percent) by which the selling or purchase price of a fund is greater than (premium) or less than (discount) its face amount/value or net asset value (NAV).

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

S&P 500® Index – A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Bloomberg U.S. Aggregate Bond Index – A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

Semi-Annual Report | April 30, 2022	5

Principal Real Estate Income Fund	Performance Overview

April 30, 2022 (Unaudited)

Morningstar Developed Markets Index – An index that captures the performance of the stocks located in the developed countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares.

Basis point (bps) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

A bond rating is a grade given to bonds by private, independent ratings services that indicates their credit quality. Investment grade bonds range from AAA to BBB- and will usually see bond yields increase as ratings decrease.

Issuance information – JPMorgan

6	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

April 30, 2022 (Unaudited)

PERFORMANCE as of April 30, 2022

TOTAL RETURNS(1)	CUMULATIVE	AVERAGE ANNUAL
Fund	6 Month	1 Year	3 Year	5 Year	Since Inception(2)
Net Asset Value (NAV)(3)(5)	-4.95%	4.12%	-0.74%	4.81%	6.93%
Market Price(4)	-3.41%	1.69%	-0.90%	3.60%	4.92%
Bloomberg U.S. Aggregate Bond Index	-9.47%	-8.51%	0.38%	1.20%	2.02%
Morningstar Developed Markets Index	-11.62%	-4.41%	10.37%	10.27%	10.44%

(1)	Total returns assume reinvestment of all distributions.

(2)	The Fund commenced operations on June 25, 2013.

(3)	Performance returns are net of management fees and other Fund expenses.

(4)	Market price is the value at which the Fund trades on an exchange. This market price can be higher or lower than its NAV.

(5)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such the NAV and total return for shareholder transactions reported to the market may differ from the NAV for financial reporting purposes.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 855.838.9485.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares including interest expense, as of April 30, 2022, 2.67%.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares excluding interest expense, as of April 30, 2022, 2.16%.

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades only in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker and additional charges or commissions will apply. The share price of a closed-end fund is based on the market’s value.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, distributions have been paid in the current fiscal year from net investment income and return of capital. The actual amounts and sources of the amounts for tax purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges.

An investor cannot invest directly in an index.

ALPS Advisors, Inc. is the investment adviser to the Fund.

ALPS Portfolio Solutions Distributor, Inc. is a FINRA member.

Principal Real Estate Investors, LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

Secondary market support provided to the Fund by ALPS Advisors, Inc.’s affiliate, ALPS Portfolio Solutions Distributor, Inc., FINRA Member

Semi-Annual Report | April 30, 2022	7

Principal Real Estate Income Fund	Performance Overview

April 30, 2022 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares of beneficial interest at the closing market price (NYSE: PGZ) of $20.00 on June 25, 2013 (the date of commencement of operations), and tracking its progress through April 30, 2022.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

8	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

April 30, 2022 (Unaudited)

SECTOR ALLOCATION^

^	Holdings are subject to change.

Percentages are based on total investments of the Fund.

GEOGRAPHIC BREAKDOWN as of April 30, 2022

% of Total Investments
United States	84.11%
Japan	2.96%
Australia	2.81%
Canada	2.21%
Great Britain	2.14%
Singapore	1.37%
Hong Kong	1.05%
Germany	0.62%
Spain	0.59%
Netherlands	0.47%
China	0.42%
France	0.41%
South Korea	0.25%
British Virgin Islands	0.23%
Luxembourg	0.21%
Poland	0.15%
100.00%

Holdings are subject to change.

Semi-Annual Report | April 30, 2022	9

Principal Real Estate Income Fund	Statement of Investments

April 30, 2022 (Unaudited)

		Value
Description	Shares	(Note 2)
COMMON STOCKS (51.70%)
Building-Residential/Commercial (0.32%)
DR Horton, Inc.	3,100	$215,729
Persimmon PLC	5,400	142,595
		358,324
Hotels & Motels (0.22%)
Travel + Leisure Co.	4,333	240,395

Investment Management/Advisory Services (0.63%)
Centuria Capital Group	153,987	304,638
RAM Essential Services Property Fund(a)	576,408	390,970
		695,608
Real Estate Management/Services (1.80%)
ESR Kendall Square REIT Co., Ltd.	67,560	394,279
Mitsubishi Estate Co., Ltd.	50,500	732,936
Qualitas, Ltd.(b)	245,475	362,490
Vonovia SE	12,500	501,102
		1,990,807
Real Estate Operation/Development (4.16%)
Aroundtown SA	65,000	329,008
Echo Investment SA	318,924	245,382
Hongkong Land Holdings, Ltd.	116,800	547,792
Midea Real Estate Holding, Ltd.(a)(c)	205,000	393,437
Mitsui Fudosan Co., Ltd.	56,500	1,195,305
New World Development Co., Ltd.	190,500	730,732
Sun Hung Kai Properties, Ltd.	34,500	399,869
TAG Immobilien AG	24,466	491,948
Zhongliang Holdings Group Co., Ltd.(a)	879,500	281,323
		4,614,796
REITS-Apartments (7.49%)
Apartment Income REIT Corp.	17,961	883,142
AvalonBay Communities, Inc.	5,800	1,319,384
Daiwa House REIT Investment Corp.	171	415,065
Essex Property Trust, Inc.	5,257	1,730,973
Independence Realty Trust, Inc.	55,470	1,512,112
Invitation Homes, Inc.	61,328	2,442,081
		8,302,757
REITS-Diversified (9.88%)
Activia Properties, Inc.	151	481,711
Arena REIT	64,534	221,143
Broadstone Net Lease, Inc.	25,012	517,498
Charter Hall Group	18,532	205,048
Covivio	4,195	300,714
Cromwell European Real Estate Investment Trust(a)	226,160	548,753
Crown Castle International Corp.	1,743	322,821

10	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments

April 30, 2022 (Unaudited)

		Value
Description	Shares	(Note 2)
REITS-Diversified (continued)
Digital Core REIT Management Pte, Ltd.(b)	424,691	$422,568
Ingenia Communities Group	50,563	167,551
InvenTrust Properties Corp.	27,000	817,830
Irongate Group	364,606	493,327
Life Science Reit PLC(b)	362,630	466,249
LondonMetric Property PLC	85,649	290,357
Merlin Properties Socimi SA	53,963	592,625
PRO Real Estate Investment Trust	52,903	291,972
Sekisui House Reit, Inc.	886	520,233
VICI Properties, Inc.	131,246	3,912,450
Weyerhaeuser Co.	9,180	378,400
		10,951,250
REITS-Health Care (3.82%)
Healthcare Trust of America, Inc.	20,027	610,023
HealthCo REIT	40,113	55,833
Medical Properties Trust, Inc.	32,134	590,944
Physicians Realty Trust	18,696	320,450
Sabra Health Care REIT, Inc.	85,793	1,002,062
Ventas, Inc.	29,826	1,656,834
		4,236,146
REITS-Hotels (0.90%)
Far East Hospitality Trust	371,000	179,739
Park Hotels & Resorts, Inc.	28,765	566,958
Sunstone Hotel Investors, Inc.(b)	20,289	248,540
		995,237
REITS-Manufactured Homes (1.60%)
Sun Communities, Inc.	10,087	1,770,975

REITS-Office Property (3.98%)
Alexandria Real Estate Equities, Inc.	5,046	919,179
Allied Properties Real Estate Investment Trust	8,300	269,614
Brandywine Realty Trust	24,401	284,760
Centuria Office REIT	133,942	208,200
Cousins Properties, Inc.	8,878	318,720
Daiwa Office Investment Corp.	44	249,540
Dexus	72,184	569,687
Inmobiliaria Colonial SA	41,880	352,126
Kilroy Realty Corp.	6,881	481,670
NSI NV	19,358	759,690
		4,413,186
REITS-Regional Malls (0.32%)
Klepierre SA	14,638	353,013

Semi-Annual Report | April 30, 2022	11

Principal Real Estate Income Fund	Statement of Investments

April 30, 2022 (Unaudited)

		Value
Description	Shares	(Note 2)
REITS-Shopping Centers (1.88%)
Lendlease Global Commercial REIT	385,867	$221,819
Saul Centers, Inc.	36,000	1,857,960
		2,079,779
REITS-Single Tenant (0.65%)
Agree Realty Corp.	4,424	300,478
STORE Capital Corp.	14,801	420,793
		721,271
REITS-Storage (1.88%)
Big Yellow Group PLC	30,871	555,108
CubeSmart	24,641	1,170,694
National Storage REIT	197,475	364,162
		2,089,964
REITS-Storage/Warehousing (0.47%)
National Storage Affiliates Trust	9,129	516,701

REITS-Warehouse/Industrials (11.28%)
AIMS AMP Capital Industrial REIT	535,900	550,257
Centuria Industrial REIT	321,339	905,896
CRE Logistics REIT, Inc.	257	394,486
Dream Industrial Real Estate Investment Trust	96,600	1,124,926
ESR-REIT	979,471	276,216
First Industrial Realty Trust, Inc.	8,974	520,492
Goodman Group	15,657	265,277
Industrial & Infrastructure Fund Investment Corp.	352	506,403
Industrial Logistics Properties Trust	75,280	1,216,525
Mitsubishi Estate Logistics REIT Investment Corp.	71	254,402
Nexus Industrial REIT	122,000	1,216,534
Plymouth Industrial REIT, Inc.	38,783	935,446
Prologis, Inc.	11,393	1,826,184
Segro PLC	52,228	881,675
SF Real Estate Investment Trust(a)	944,000	363,308
Summit Industrial Income REIT	40,373	639,230
Tritax Big Box REIT PLC	206,744	633,808
		12,511,065
Storage (0.42%)
Safestore Holdings PLC	29,692	470,436

TOTAL COMMON STOCKS
(Cost $51,128,219)		57,311,710

12	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments

April 30, 2022 (Unaudited)

Description	Shares	Value (Note 2)
PREFERRED STOCKS (0.93%)
REITS-Shopping Centers (0.93%)
RPT Realty, 7.25%(d)	18,000	$1,040,670

TOTAL PREFERRED STOCKS
(Cost $701,643)		1,040,670

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE BACKED SECURITIES (90.38%)
Commercial Mortgage Backed Securities-Other (11.22%)
BANK:
2020-BN29(c)(e)(f)	0.804%	12/15/30	$11,896,750	$588,457
2021-BN35(c)(e)(f)	1.500%	06/15/64	3,100,000	325,478
Benchmark Mortgage Trust:
2020-B22(c)(e)(f)	1.535%	10/15/30	7,717,000	769,512
2020-B20(c)(e)(f)	1.664%	10/15/30	7,126,000	733,822
Citigroup Commercial Mortgage Trust:
2019-GC43(c)(e)(f)	0.741%	11/10/29	2,500,000	92,441
FHLMC Multifamily Structured Pass Through Certificates 2012-K052(e)(f)	1.669%	01/25/26	9,690,000	489,769
Freddie Mac Multifamily Structured Pass Through Certificates:
2020-K740(e)	2.567%	10/25/27	13,500,000	1,519,491
2020-K739(e)	2.904%	10/25/27	12,207,500	1,515,058
Goldman Sachs Mortgage Securities Trust 2020-GSA2(c)(e)(f)	1.477%	01/10/31	7,000,000	669,168
JPMorgan Chase Commercial Mortgage Securities Trust:
2015-C28(e)(f)	1.098%	03/15/25	27,989,958	563,371
2013-C15(c)(e)(f)	1.798%	10/15/23	11,472,197	225,783
2006-CB17(e)	5.489%	12/12/43	514,860	373,273
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20(c)(e)(f)	1.751%	02/15/25	23,967,000	867,644
Morgan Stanley Capital I Trust:
2016-UB11(c)(e)(f)	1.500%	08/15/26	13,495,500	713,202
2021-L5(c)	2.500%	05/15/31	1,400,000	851,037
Wells Fargo Commercial Mortgage Trust:
2022-C62(e)(f)	0.047%	04/15/55	45,827,000	157,828
2022-C62(e)(f)	0.396%	04/15/55	70,836,000	1,986,738
				12,442,072

Commercial Mortgage Backed Securities-Subordinated (79.16%)
BANK:
2021-BN35(c)(e)	1.764%	08/15/31	3,200,000	1,782,001

Semi-Annual Report | April 30, 2022	13

Principal Real Estate Income Fund	Statement of Investments

April 30, 2022 (Unaudited)

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
2019-BN22(c)(e)	2.076%	11/15/62	$2,000,000	$1,224,267
2021-BN34(c)	2.250%	06/15/31	1,400,000	829,043
2020-BN29(c)	2.500%	12/15/30	3,300,000	2,366,238
2018-BN12(c)(e)	3.047%	05/15/28	2,500,000	1,482,955
2017-BNK5(c)(e)	3.078%	06/15/27	2,000,000	1,643,538
2017-BNK5(c)(e)	4.378%	07/15/27	7,500,000	5,447,979
Bank of America Commercial Mortgage Trust 2008-1(e)	6.786%	02/10/51	81,510	80,244
Benchmark Mortgage Trust:
2020-B20(c)	2.000%	10/15/30	1,800,000	1,201,790
2021-B29(c)(e)	2.418%	10/15/31	3,000,000	1,735,180
2018-B1(c)(e)	3.000%	01/15/28	3,500,000	2,233,198
CFCRE Commercial Mortgage Trust 2016-C3(c)(e)	3.052%	01/10/26	6,484,000	5,300,609
Citigroup Commercial Mortgage Trust:
2019-GC41(c)	3.000%	08/10/29	2,800,000	1,672,723
2019-GC43(c)	3.000%	11/10/29	2,500,000	1,501,656
Commercial Mortgage Trust:
2014-UBS5(c)	3.495%	09/10/24	2,715,000	2,349,279
2013-LC6(c)	3.500%	01/10/23	1,350,000	1,184,329
2013-CR6(c)(e)	4.222%	02/10/23	8,568,000	8,135,735
2012-CR2(c)	4.250%	08/15/22	1,900,000	1,535,908
2013-LC6(c)(e)	4.430%	01/10/23	1,965,000	1,926,026
2012-CR5(c)(e)	4.462%	12/10/22	9,992,405	8,741,348
2014-CR17(c)(e)	4.509%	05/10/24	2,600,000	1,455,656
2014-UBS2(c)(e)	5.173%	02/10/24	2,932,500	2,805,084
2012-CR1(c)(e)	5.452%	05/15/22	5,274,000	4,870,035
Goldman Sachs Mortgage Securities Trust:
2020-GC47(c)(e)	2.570%	04/12/30	2,500,000	1,641,268
2013-GC14(c)(e)	4.890%	08/10/23	3,250,000	2,715,113
2014-GC20(c)(e)	5.161%	04/10/47	8,505,000	5,031,592
2013-GC16(c)(e)	5.488%	11/10/46	2,342,405	2,294,719
2012-GCJ7(c)(e)	5.511%	05/10/22	1,500,000	1,485,896
2010-C1(c)(e)	5.635%	08/10/43	3,250,000	2,997,882
JPMorgan Chase Commercial Mortgage Securities Trust:
2013-C15(c)	3.500%	10/15/23	2,500,000	2,310,265
2012-C6(c)(e)	5.350%	05/15/22	1,500,000	1,176,254
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11(e)	4.496%	07/15/23	3,000,000	2,923,838
Wells Fargo Commercial Mortgage Trust:
2015-NXS3(c)	3.153%	09/15/57	1,500,000	1,347,072
2017-C40(e)	4.466%	09/15/27	2,500,000	2,331,641
				87,760,361

14	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments

April 30, 2022 (Unaudited)

Description	Value (Note 2)
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $104,298,256)	100,202,433

Description	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.69%)
State Street Institutional Treasury Plus Money Market Fund - Premier Class	0.317%	1,862,164	$1,862,164

TOTAL SHORT TERM INVESTMENTS
(Cost $1,862,164)			1,862,164

TOTAL INVESTMENTS (144.70%)
(Cost $157,990,282)			$160,416,977

Liabilities in Excess of Other Assets (-44.70%)			(49,552,170)
NET ASSETS (100.00%)			$110,864,807

(a)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2022, the aggregate value of those securities was $1,584,354 representing 1.43% of net assets.

(b)	Non-income producing security.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $88,654,619, which represents approximately 79.97% of net assets as of April 30, 2022.

(d)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(e)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at April 30, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	Interest only security.

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2022	15

Principal Real Estate Income Fund

Statement of Assets and Liabilities	April 30, 2022 (Unaudited)

ASSETS:
Investments, at value	$160,416,977
Foreign currency, at value (Cost $22,194)	22,075
Interest receivable	618,381
Dividends receivable	159,507
Prepaid and other assets	46,707
Total Assets	161,263,647

LIABILITIES:
Loan payable (Note 3)	50,000,000
Interest and commitment fee due on loan payable	30,144
Payable to adviser	141,352
Payable to administrator	66,923
Payable to transfer agent	10,489
Payable for trustee fees	36,788
Other payables	113,144
Total Liabilities	50,398,840
Net Assets	$110,864,807

NET ASSETS CONSIST OF:
Paid-in capital	$125,962,180
Total distributable earnings/(accumulated deficit)	(15,097,373)
Net Assets	$110,864,807

PRICING OF SHARES:
Net Assets	$110,864,807
Common Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value per share)	6,812,922
Net asset value per share	$16.27

Cost of Investments	$157,990,282

See Notes to Financial Statements.

16	www.principalcef.com

Principal Real Estate Income Fund	Statement of Operations

For the Six Months Ended April 30, 2022 (Unaudited)

INVESTMENT INCOME:
Interest	$4,696,923
Dividends (net of foreign withholding tax of $37,752)	1,140,902
Total Investment Income	5,837,825

EXPENSES:
Investment advisory fees	870,840
Interest on loan	301,946
Commitment fee on loan	12,569
Administration fees	143,294
Transfer agent fees	13,483
Audit fees	17,467
Legal fees	47,439
Custodian fees	9,674
Trustee fees	89,833
Printing fees	19,483
Insurance fees	17,666
Other	16,648
Total Expenses	1,560,342
Net Investment Income	4,277,483

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) on:
Investments	87,662
Foreign currency transactions	(6,644)
Net realized gain	81,018
Net change in unrealized appreciation/depreciation on:
Investments	(10,687,603)
Translation of assets and liabilities denominated in foreign currencies	(4,676)
Net change in unrealized appreciation/depreciation	(10,692,279)
Net Realized and Unrealized Loss on Investments and Foreign Currency	(10,611,261)
Net Decrease in Net Assets Resulting from Operations	$(6,333,778)

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2022	17

Principal Real Estate Income Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2022 (Unaudited)	For the Year Ended October 31, 2021
OPERATIONS:
Net investment income	$4,277,483	$5,893,404
Net realized gain on investments and foreign currency transactions	81,018	152,277
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(10,692,279)	27,309,185
Net increase/(decrease) in net assets resulting from operations	(6,333,778)	33,354,866

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(3,832,269)	(6,719,717)
Decrease in net assets from distributions to	(3,832,269)	(6,719,717)

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Cost of shares repurchased	–	(1,117,243)
Net decrease in net assets from capital share	–	(1,117,243)

Net Increase/(Decrease) in Net Assets	(10,166,047)	25,517,906

NET ASSETS:
Beginning of period	121,030,854	95,512,948
End of period	$110,864,807	$121,030,854

OTHER INFORMATION:
Share Transactions:
Shares outstanding - beginning of period	6,812,922	6,899,800
Shares repurchased (Note 6)	–	(86,878)
Net decrease in shares outstanding	–	(86,878)
Shares outstanding - end of period	6,812,922	6,812,922

See Notes to Financial Statements.

18	www.principalcef.com

Principal Real Estate Income Fund	Statement of Cash Flows

For the Six Months Ended April 30, 2022 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(6,333,778)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(12,196,465)
Proceeds from disposition of investment securities	13,055,201
Net proceeds from short-term investment securities	(327,841)
Net realized (gain)/loss on:
Investments	(87,662)
Net change in unrealized appreciation/depreciation on:
Investments	10,687,603
Amortization of premiums and accretion of discounts on investments	(979,491)
(Increase)/Decrease in assets:
Interest receivable	(22,526)
Dividends receivable	(55,367)
Prepaid and other assets	(7,452)
Increase/(Decrease) in liabilities:
Interest and commitment fee due on loan payable	(605)
Payable to transfer agent	7,740
Payable to adviser	(9,690)
Payable to administrator	28,785
Payable for trustee fees	(3,667)
Other payables	49,460
Net cash provided by operating activities	$3,804,245

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
Cash distributions paid	(3,832,269)
Net cash used in financing activities	$(3,832,269)

Effect of exchange rates on cash	$9,379

Net decrease in cash	$(18,645)
Cash and Foreign Currency, beginning balance	$40,720
Cash and Foreign Currency, ending balance	$22,075

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing	$302,551

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2022	19

Principal Real Estate Income Fund

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Less distributions to shareholders:
From net investment income
From net realized gains
From tax return of capital
Total distributions

Capital share transactions:
Impact of Capital Share Transactions
Total capital share transactions
Net increase/(decrease) in net asset value
Net asset value - end of period
Market price - end of period

Total Return – Net Asset Value(b)
Total Return - Market Price(b)

Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets:
Total expenses
Total expenses excluding interest expense
Net investment income
Total expenses to average managed assets(d)
Portfolio turnover rate
Borrowings at End of Period
Aggregate Amount Outstanding (in thousands)
Asset Coverage Per $1,000 (in thousands)

See Notes to Financial Statements.

20	www.principalcef.com

Financial Highlights

For a share outstanding throughout the periods presented.

For the Six Months Ended April 30, 2022 (Unaudited)		For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
$17.76		$13.84	$22.86	$19.54	$19.40	$19.02

0.63		0.86	0.98	1.12	1.08	0.99
(1.56)		4.00	(8.68)	3.52	0.38	1.10
(0.93)		4.86	(7.70)	4.64	1.46	2.09

(0.56)		(0.98)	(0.95)	(1.32)	(1.18)	(1.51)
–		–	(0.10)	–	–	(0.03)
–		–	(0.27)	–	(0.14)	(0.17)
(0.56)		(0.98)	(1.32)	(1.32)	(1.32)	(1.71)

–		0.04	–	–	–	–
–		0.04	–	–	–	–
(1.49)		3.92	(9.02)	3.32	0.14	0.38
$16.27		$17.76	$13.84	$22.86	$19.54	$19.40
$14.41		$15.48	$9.46	$21.40	$16.97	$17.09

(4.95%)		37.54%	(33.27%)	25.53%	8.67%	12.46%
(3.41%)		75.38%	(51.28%)	35.31%	7.13%	13.37%

$110,865		$121,031	$95,513	$157,717	$134,820	$133,886

2.67	%(c)	2.61%	2.92%	3.45%	3.41%	3.03%
2.16	%(c)	2.16%	2.13%	2.02%	2.09%	2.06%
7.33	%(c)	6.11%	5.59%	5.31%	5.49%	5.18%
1.88	%(c)	1.86%	2.08%	2.44%	2.36%	2.09%
7	%(e)	39%	38%	17%	37%	45%

$50,000		$50,000	$40,500	$60,000	$60,000	$60,000
$3,217		$3,421	$3,358	$3,629	$3,247	$3,231

Semi-Annual Report | April 30, 2022	21

Principal Real Estate Income Fund

(a)	Calculated using average shares throughout the period.

(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported at Net Asset Value or Market Price. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any.

(c)	Annualized.

(d)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.

(e)	Not annualized.

See Notes to Financial Statements.

22	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2022 (Unaudited)

1. ORGANIZATION

Principal Real Estate Income Fund (the ‘‘Fund’’) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’).

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate related securities.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund’s net asset value per share will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amount of increase or decrease in net assets from operations during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on April 30, 2022.

Portfolio Valuation: The net asset value per common share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per common share is calculated in the manner authorized by the Fund’s Board of Trustees (the “Board”). Net asset value per share is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded.

The Fund values commercial mortgage-backed securities ("CMBS") and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board, which uses information with respect to transactions in such securities, interest rate movements, new issue information, cash flows, yields, spreads, credit quality, and other pertinent information as determined by the pricing service, in determining value. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its common shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

Semi-Annual Report | April 30, 2022	23

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2022 (Unaudited)

When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and salability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Discounts and premiums on commercial mortgage backed securities purchased are accreted or amortized using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and tax purposes. Paydown gains and losses on mortgage-related and other asset-back securities, if any, are recorded as components of interest income in the Statement of Operations. Interest-only stripped mortgage-backed securities (“IO Strips”) are securities that receive only interest payments from a pool of mortgage loans. Little to no principal will be received by the Fund upon maturity of an IO Strip. Periodic adjustments are recorded to reduce the cost of the security until maturity, which are included in interest income.

Fair Value Measurements: Investments in the Fund are recorded at their estimated fair value. The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

24	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2022 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$57,311,710	$–	$–	$57,311,710
Preferred Stocks	1,040,670	–	–	1,040,670
Commercial Mortgage Backed Securities	–	100,202,433	–	100,202,433
Short Term Investments	1,862,164	–	–	1,862,164
Total	$60,214,544	$100,202,433	$–	$160,416,977

*	See Statement of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3, during the six months ended April 30, 2022.

Commercial Mortgage-Backed Securities: As part of its investments in commercial real estate related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

Semi-Annual Report | April 30, 2022	25

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2022 (Unaudited)

Real Estate Investment Trusts (“REITs”): As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s common shares and, after that basis has been reduced to zero, will constitute capital gains to the common shareholder.

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund’s performance.

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

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Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2022 (Unaudited)

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

Market Disruption and Geopolitical Risk: The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the recent COVID-19 outbreak, persists for an extended period of time. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.

Semi-Annual Report | April 30, 2022	27

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2022 (Unaudited)

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, persists for an extended period of time. Such events could impact ALPS Advisors, Inc. ("AAI" or the "Adviser") investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations. The value of the Fund’s investments may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory, other activities on behalf the Fund.

3. LEVERAGE

Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings and the issuance of preferred shares in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets). It is possible that the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to shareholders will increase. Borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Fund maintains a $60,000,000 line of credit with State Street Bank and Trust Company (“SSB”), which by its terms expires on September 9, 2022, subject to the restrictions and terms of the credit agreement. As of April 30, 2022 the Fund has drawn down $50,000,000 from the SSB line of credit, which was the maximum borrowing outstanding during the period. The Fund is charged an interest rate of 1.00% (per annum) above the one-month LIBOR (London Interbank Offered Rate) or 1.55%, as of the last renewal date, for borrowing under this credit agreement, on the last day of the interest period. The Fund was charged a commitment fee on the average daily unused balance of the line of credit at a rate of 0.25% (per annum). The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The average annualized interest rate charged and the average outstanding loan payable for the six months ended April 30, 2022, was as follows:

Average Interest Rate	1.20%
Average Outstanding Loan Payable	$50,000,000

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Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2022 (Unaudited)

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, AAI receives an annual investment advisory fee of 1.05% based on the Fund’s average Total Managed Assets (as defined below). Pursuant to an Investment Sub-Advisory Agreement, AAI has retained Principal Real Estate Investors, LLC (‘‘PrinRei’’) as the Fund’s sub-advisor and pays PrinRei an annual fee of 0.55% based on the Fund’s average Total Managed Assets. Investment advisory fees are paid monthly.

ALPS Fund Services, Inc. (‘‘AFS’’), an affiliate of AAI, serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. AFS is entitled to receive a monthly fee, accrued daily based on the Fund’s average Total Managed Assets, as defined below, plus a fixed fee for completion of certain regulatory filings and reimbursement for certain out-of-pocket expenses.

DST Systems, Inc. (‘‘DST’’), the parent company of AAI and AFS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is entitled to receive an annual minimum fee of $22,500 plus out-of-pocket expenses. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

The Fund pays no salaries or compensation to any of its Officers. The three independent Trustees and the interested Trustee of the Fund each receive an annual retainer of $24,000 and an additional $5,000 for attending each meeting of the Board. In addition to the attendance fee, the Chairman of the Board will be paid a meeting fee of $1,500 for each Board meeting and the Chairman of the Audit Committee of the Board will be paid a meeting attendance fee of $1,250 for each meeting of the Audit Committee of the Board. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

Certain Officers of the Fund are also officers of AAI and AFS.

Total Managed Assets: For these purposes, the term Total Managed Assets is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than aggregate liabilities representing Limited Leverage, as defined below), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board may determine in accordance with the provisions of applicable law and of the declaration and bylaws of the Fund and with resolutions of the Board as from time to time in force. Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings (as defined below) and through the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets) (collectively, ‘‘Limited Leverage’’). ‘‘Borrowings’’ are defined to include: amounts received by the Fund pursuant to loans from banks or other financial institutions; amounts borrowed from banks or other parties through reverse repurchase agreements; amounts received by the Fund from the Fund’s issuance of any senior notes or similar debt securities. Other than with respect to reverse repurchase agreements, Borrowings do not include trading practices or instruments that, according to the SEC or its staff, may cause senior securities concerns, and are intended to include transactions that are subject to the asset coverage requirements in Section 18 of the 1940 Act for the issuance of senior securities evidencing indebtedness (e.g., bank borrowings and the Fund’s issuance of any senior notes or similar securities) and senior securities in the form of stock (e.g., the Fund’s issuance of preferred shares).

Semi-Annual Report | April 30, 2022	29

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2022 (Unaudited)

5. DISTRIBUTIONS

The Fund intends to make a monthly distribution to common shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund may also retain cash reserves if deemed appropriate by PrinRei to meet the terms of any leverage or derivatives transactions. Such distributions shall be administered by DST. While a portion of the Fund’s distributed income may qualify as qualified dividend income, all or a portion of the Fund’s distributed income may also be fully taxable. Any such income distributions, as well as any distributions by the Fund of net realized short-term capital gains, will be taxed as ordinary income. A portion of the distributions the Fund receives from its investments may be treated as return of capital. While the Fund anticipates distributing some or all of such return of capital, it is not required to do so in order to maintain its status as a regulated investment company under Subchapter M of the Code.

The Fund has a managed distribution plan in accordance with AAI’s Section 19(b) exemptive order described below (the “Managed Distribution Plan”). Under the Managed Distribution Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will make regular monthly distributions, which may consist of long-term capital gains and/or return of capital in order to maintain the distribution rate. In accordance with the Managed Distribution Plan, the Fund made monthly distributions to common shareholders at a fixed monthly rate of $0.085 per common share until November 2021, when the monthly distribution rate was increased to $0.0875. In February 2022, the monthly distribution rate was increased to $0.10 per share.

The amount of the Fund's distributions pursuant to the Managed Distribution Plan are not related to the Fund's performance and, therefore, investors should not make any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan. The Board may amend, suspend or terminate the Managed Distribution Plan at any time without notice to shareholders.

AAI has received an order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund, subject to certain terms and conditions, to include realized long-term capital gains as a part of its regular distributions to its stockholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). To the extent that the Fund relies on the exemptive order, the Fund will be required to comply with the terms and conditions therein, which, among other things, requires the Fund to make certain disclosures to shareholders and prospective shareholders regarding distributions, and would require the Board to make determinations regarding the appropriateness of the use of the distribution policy. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital. The amount treated as a return of capital will reduce a shareholder’s adjusted basis in the shareholder’s shares, thereby increasing the potential gain or reducing the potential loss on the sale of shares. There is no assurance that the Fund will continue to rely on the exemptive order in the future.

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Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2022 (Unaudited)

6. CAPITAL TRANSACTIONS

The Fund is a statutory trust established under the laws of the state of Delaware by an Agreement and Declaration of Trust dated August 31, 2012, as amended and restated through the date hereof. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of common shares. The Fund intends to hold annual meetings of common shareholders in compliance with the requirements of the NYSE.

Additional shares of the Fund may be issued under certain circumstances pursuant to the Fund’s Dividend Reinvestment Plan, as defined within the Fund’s organizational documents. Additional information concerning the Dividend Reinvestment Plan is included within this report.

On December 16, 2020, the Board announced that it approved a share repurchase program. Under the share repurchase program, the Fund could purchase up to 5% of its outstanding common shares beginning January 19, 2021 in the open market, until January 19, 2022. On December 13, 2021 the Board announced that it approved a renewal of the share repurchase program, under which the Fund may purchase up to approximately 4% of its outstanding common shares beginning January 20, 2022 in the open market, until January 20, 2023.

The total shares remaining that can be repurchased as of April 30, 2022 are 258,112. During the six months ended April 30, 2022, there were no repurchases.

7. PORTFOLIO INFORMATION

For the six months ended April 30, 2022, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$11,843,847	$13,202,476

8. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Semi-Annual Report | April 30, 2022	31

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2022 (Unaudited)

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end and are not available for the six months ended April 30, 2022.

The tax character of distributions paid during the year ended October 31, 2021 were as follows:

For the Year Ended October 31, 2021
Ordinary Income	$6,719,717
Total	$6,719,717

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of April 30, 2022, were as follows:

Cost of investments for income tax purposes	$157,967,390
Gross appreciation on investments (excess of value over tax cost)	$8,876,642
Gross depreciation on investments (excess of tax cost over value)	(6,427,055)
Net unrealized appreciation on investments	$2,449,587

These differences are primarily attributed to the different tax treatment of wash sales. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of April 30, 2022.

Federal Income Tax Status: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Code by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the six months ended April 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

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Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2022 (Unaudited)

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2022, the Fund did not incur any interest or penalties.

9. SUBSEQUENT EVENTS

Subsequent to April 30, 2022, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
May 12, 2022	May 13, 2022	May 31, 2022	$0.105
June 15, 2022	June 16, 2022	June 30, 2022	$0.105

Semi-Annual Report | April 30, 2022	33

Principal Real Estate Income Fund	Dividend Reinvestment Plan

April 30, 2022 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

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Principal Real Estate Income Fund	Dividend Reinvestment Plan

April 30, 2022 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator. 430 West 7th Street, Kansas City, MO 64105-1407 or toll free:1-855-552-6280

Semi-Annual Report | April 30, 2022	35

Principal Real Estate Income Fund	Additional Information

April 30, 2022 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-855-838-9485 and on the SEC’s website at http://www.sec.gov.

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available (1) without charge, upon request, by calling 1-855-838-9485, (2) on the Fund’s website located at http://www.principalcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

SECTION 19(a) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund. The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the calendar year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Per Share Cumulative Distributions for the Six Months Ended April 30, 2022					Percentage of the Total Cumulative Distributions for the Six Months Ended April 30, 2022
Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Per Share
$0.5101	$0.00	$0.00	$0.0524	$0.5625	90.68%	0.00%	0.00%	9.32%	100.00%

36	www.principalcef.com

Principal Real Estate Income Fund	Additional Information

April 30, 2022 (Unaudited)

STOCKHOLDER MEETING RESULTS

On April 8, 2022 the Fund held a Meeting of Stockholders to consider the proposal set forth below:

The following votes were recorded:

Proposal 1: The election of two (2) Trustees of the Fund to a three-year term to expire at the Fund’s 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Election of Ernest J. Scalberg as a Trustee of the Fund to a three-year term to expire at the Fund’s 2025 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

	Shares voted	% of Shares voted
For	4,541,030	92.664%
Against	359,487	7.336%
Abstain	0	0.000%
Total	4,900,517	100.000%

Election of Kathryn Burns as a Trustee of the Fund to a three-year term to expire at the Fund’s 2025 Annual Meeting of Stockholders or until her successor is duly elected and qualified.

	Shares voted	% of Shares voted
For	4,538,588	92.614%
Against	361,929	7.386%
Abstain	0	0.000%
Total	4,900,517	100.000%

UNAUDITED TAX INFORMATION

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2021, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
Principal Real Estate Income Fund	0.08%	6.57%

Of the distributions paid by the Fund for the calendar year ended December 31, 2021, pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund had no long-term capital gain dividends.

In early 2022, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2021 via Form 1099. The Fund will notify shareholders in early 2023 of amounts paid to them by the Fund, if any, during the calendar year 2022.

Semi-Annual Report | April 30, 2022	37

Principal Real Estate Income Fund	Additional Information

April 30, 2022 (Unaudited)

LICENSING AGREEMENT

Morningstar

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in mutual funds generally or in the Fund in particular or the ability of the Morningstar Index Data to track general mutual fund market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the Fund’s custodian and will maintain custody of the securities and cash of the Fund.

DST Systems, Inc., located at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Fund’s transfer agent and registrar.

LEGAL COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund.

38	www.principalcef.com

Principal Real Estate Income Fund	Privacy Policy

April 30, 2022 (Unaudited)

FACTS	WHAT DOES PRINCIPAL REAL ESTATE INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number

●   Assets

●   Retirement Assets

●   Transaction History

●   Checking Account Information

●   Purchase History

●   Account Balances

●   Account Transactions

●   Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Principal Real Estate Income Fund chooses to share; and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION		DOES PRINCIPAL REAL ESTATE INCOME FUND SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes — to offer our products and services to you		No	We don't share
For joint marketing with other financial companies		No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences		No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness		No	We don't share
For non-affiliates to market to you		No	We don't share
QUESTIONS?	Call 1-855-838-9485

Semi-Annual Report | April 30, 2022	39

Principal Real Estate Income Fund	Privacy Policy

April 30, 2022 (Unaudited)

WHO WE ARE
Who is providing this notice?	Principal Real Estate Income Fund
WHAT WE DO
How does Principal Real Estate Income protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Principal Real Estate Income collect my personal information?

We collect your personal information, for example, when you

●    Open an account

●    Provide account information

●    Give us your contact information

●    Make deposits or withdrawals from your account

●    Make a wire transfer

●    Tell us where to send the money

●    Tells us who receives the money

●    Show your government-issued ID

●    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    Sharing for affiliates’ everyday business purposes — information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

40	www.principalcef.com

Principal Real Estate Income Fund	Privacy Policy

April 30, 2022 (Unaudited)

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Principal Real Estate Income Fund does not share with our affiliates for marketing purposes.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Principal Real Estate Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Principal Real Estate Income Fund does not jointly market.

Semi-Annual Report | April 30, 2022	41

Principal®

SS&C | ALPS ADVISORS

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
11/1/2021 – 11/30/2021	–	$	–	258,112
12/1/2021 – 12/31/2021	–	$	–	258,112
1/1/2022 – 1/31/2022	–	$	–	258,112
2/1/2022 – 2/28/2022	–	$	–	258,112
3/1/2022 – 3/31/2022	–	$	–	258,112
4/1/2022 – 4/30/2022	–	$	–	258,112
Total	–	$	–	258,112
The Repurchase program was announced on December 16, 2020. The Fund was approved to continue purchases up to approximately 4% of its outstanding shares through January 20, 2023.
Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to semi-annual report

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Ex-99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated November 12, 2014, the 19(a) Notice to Beneficial Owners is attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRINCIPAL REAL ESTATE INCOME FUND

By:	/s/ Kathryn Burns
Kathryn Burns
President (Principal Executive Officer)

Date:	July 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kathryn Burns
Kathryn Burns
President (Principal Executive Officer)

Date:	July 6, 2022

By:	/s/ Erich Rettinger
Erich Rettinger
Treasurer (Principal Financial Officer)

Date:	July 6, 2022